UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2009
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     As previously reported, Resolute Energy Corporation (the “Company”) is the successor, by merger (the “Acquisition”), to Hicks Acquisition Company I, Inc. (“HACI”). The Acquisition was consummated on September 25, 2009. KPMG served as HACI’s independent registered public accounting firm prior to the Acquisition. As described in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009, for accounting purposes, the Company is the successor to HACI. Deloitte & Touche LLP (“Deloitte & Touche”) had been the auditor of the Company’s predecessor, Resolute Natural Resources Company, LLC and related companies (“Predecessor Resolute”) and was retained in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009. The Company has elected to retain KPMG and to terminate the relationship between the Company and Deloitte & Touche. On December 16, 2009, the Company began the process of retaining KPMG LLP (“KPMG”) to serve as its independent registered public accounting firm for the fiscal year ended December 31, 2009 and dismissed Deloitte & Touche.
     KPMG accepted its appointment as the Company’s independent registered public accountants on December 21, 2009. The decision to retain KPMG was made by the Company’s Audit Committee.
     The reports of Deloitte & Touche on the balance sheet of the Company as of August 3, 2009, and the financial statements of the Company’s predecessor, Resolute Natural Resources Company, LLC, and related companies (“Predecessor Resolute”) as of and for the fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles; except that the report on Predecessor Resolute for the fiscal year ended December 31, 2008 did contain a going concern uncertainty paragraph. Deloitte & Touche also was retained in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009. The decision to dismiss Deloitte & Touche was made by the Company’s Audit Committee.
     During the fiscal years ended December 31, 2008 and 2007, and during the subsequent interim period that began on January 1, 2009 and ended on December 16, 2009, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to such disagreements in their reports on the financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.
     The Company has provided Deloitte & Touche with a copy of the foregoing disclosures. Deloitte & Touche has furnished the Company with a letter addressed to the SEC stating whether or not Deloitte & Touche agrees with the above statements. A copy of that letter is attached hereto as Exhibit 16.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 16.1	Letter from Deloitte & Touche to the Securities and Exchange Commission dated December 22, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: December 22, 2009

RESOLUTE ENERGY CORPORATION
By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche to the Securities and Exchange Commission dated December 22, 2009.